UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
 Date of report (Date of earliest event reported): September 16, 2022
 ZOVIO INC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34272	59-3551629
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1811 E. Northrop Blvd, Chandler, AZ 85286
(Address of Principal Executive Offices, including zip code)

 (858) 668-2586
(Registrant’s telephone number, including area code)
 None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
 ☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ZVO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 1.01.     Entry into a Material Definitive Agreement.
On September 16, 2022, Zovio Inc, a Delaware corporation (the “Company”), entered into a Loan and Security Agreement (the “Loan Agreement”) among the Company and its wholly owned subsidiary Fullstack Academy, LLC, a Delaware limited liability company (“Fullstack”), as borrowers, and Calla Lily Holdings LLC, a Delaware limited liability company, as the lender (the “Lender”). The Loan Agreement provides for a revolving line of credit in the aggregate principal amount of $5.0 million (the “Revolving Line”), maturing on January 14, 2023, for which the Company to borrow against from time to time as needed to fund operations.
Subject to the terms of Loan Agreement, the Revolving Line has an interest rate per annum equal to 14.5%, payable monthly. Any amounts outstanding on the Revolving Line are due at maturity. At maturity, the Company will also pay a fee equal to 5.0% per annum of the average unused portion of the Revolving Line. The Loan Agreement contains customary representations, warranties, affirmative and negative covenants (including financial covenants), and indemnification provisions in favor of the Lender as well as customary events of default, including payment defaults, breach of representations and warranties, and covenant defaults. The obligations of the Company and Fullstack as borrowers under the Loan agreement are secured by a first priority security interest in substantially all tangible and intangible personal property of each of the Company and Fullstack.
The foregoing description of the Loan Agreement is qualified in its entirety by reference to the full text of the Loan Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.
Item 2.03.     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the Credit Agreement is incorporated herein by reference into this Item 2.03.
Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Loan and Security Agreement, dated as of September 16, 2022 by and among Zovio Inc, Fullstack Academy, LLC, and Calla Lily Holdings LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOVIO INC

September 21, 2022	By:	/s/ Kevin Royal
Name: Kevin Royal
Title: Chief Financial Officer